ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

SEMI-ANNUAL REPORT
DECEMBER 31, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS             ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

February 24, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy, and outlook of the Alliance Bond Fund U.S. Government Portfolio (the Fund), for the six-month period ended December 31, 1998.


INVESTMENT RESULTS
For the six-month period under review, your Fund outperformed its peer group, the Lipper General U.S. Government Funds Average, but trailed the Lehman Brothers Government Bond Index. Our use of Government National Mortgage Association (GNMA) mortgage-backed securities and collateralized mortgage obligations dampened performance because falling interest rates caused mortgage prepayment rates to surge, resulting in diminished price appreciation for all mortgage related securities.


INVESTMENT RESULTS*
Periods Ended December 31, 1998
                                    TOTAL RETURNS
                               6 MONTHS       12 MONTHS
                              ---------       ---------
ALLIANCE BOND FUND
  U.S. GOVERNMENT PORTFOLIO
  Class A                        4.87%          8.60%
  Class B                        4.49%          7.80%
  Class C                        4.49%          7.80%

LEHMAN BROTHERS GOVERNMENT
  BOND INDEX                     5.44%          9.85%

LIPPER GENERAL U.S. GOVERNMENT
  FUNDS AVERAGE                  4.27%          8.07%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS COMPOSED OF THE U.S. TREASURY BOND AND AGENCY BOND INDICES, THE 1-3 YEAR GOVERNMENT INDEX AND THE 20+ YEAR TREASURY INDEX. THE UNMANAGED LIPPER GENERAL U.S. GOVERNMENT FUNDS AVERAGE (LIPPER AVERAGE) IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN U.S. GOVERNMENT AND AGENCY ISSUES. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. IN PARTICULAR, MANY FUNDS IN THE LIPPER U.S. GOVERNMENT UNIVERSE ARE NOT REQUIRED TO INVEST SOLELY IN SECURITIES BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES. FOR THE SIX AND 12-MONTH PERIODS ENDED DECEMBER 31, 1998, THE LIPPER AVERAGE CONSISTED OF
190 AND 184 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN
INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
Despite an unprecedented wave of financial shocks both at home and abroad during the six-month period ended December 31, 1998, overall U.S. economic growth remained strong, while inflation, interest rates, and unemployment remained at historic lows. Strong consumer demand continued to be the driving force behind the economic expansion. However, the manufacturing sector continued to be negatively affected by weaker exports, as economies outside the U.S. slowed. The Federal Reserve cut interest rates toward the end of the period as the risk of an economic slowdown outweighed the risk of inflation.

During the six-month period, the U.S. bond market continued to climb as investors sought safety from global financial market turmoil. At the beginning of the period, global markets suffered from multiple concerns about recession and a liquidity crisis throughout non-government bond markets. The currency devaluation and debt default in Russia, the extreme weakness in the Japanese yen, and the well-publicized bailout of Long Term Capital Management's hedge fund all added to investors' risk aversion. The resulting "flight to quality" spurred a rally in the U.S. Treasury market and other "safe haven" government bond markets outside the U.S. while negatively impacting returns in the corporate, high yield and mortgage bond sectors. The U.S. Federal Reserve and other world central banks reacted by reducing official interest rates. The combined effect of monetary policy ease with the release of stronger than expected U.S. economic growth data reduced market aversion and investors cautiously moved back into higher yielding securities toward the end of the period. The U.S.


1


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

Treasury sector outperformed all other U.S. bond market sectors over the six-month period.


INVESTMENT STRATEGY
During the period we maintained the portfolio's asset weighting consistent with the investment objectives of the Fund while seeking a high level of current income. In addition to U.S. Treasuries, the portfolio invested in GNMA mortgage-backed securities to enhance yield.


OUTLOOK
We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter, with growth estimates centered around 3.0% for 1999. Further interest rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, will remain low.

In the U.S. fixed income markets, spread sectors (non-U.S. Treasury sectors) will provide opportunities as economic and financial markets stabilize in response to the Federal Reserve's pre-emptive attempts to sustain the economic expansion. We expect the safe-haven premium on Treasuries to diminish somewhat, but Treasuries will continue to perform well given their attractiveness to foreign investors, a low inflationary environment and investor sentiment to constrain risk. We expect the mortgage-backed sector will provide benefits due to their attractive valuations and slower prepayment levels as mortgage rates have risen slightly and we enter a period of slower refinancing.


SHAREHOLDERS APPROVE THE BROADENING OF THE FUND'S INVESTMENT POLICIES
At a Special Meeting of Shareholders held on February 18, 1999, the Fund's shareholders overwhelmingly approved proposals to broaden the Fund's investment policies. These proposals, which had been developed by Alliance and recommended for shareholder approval by the Fund's Board of Directors, are designed to bring the Fund's investment policies more in line with those of "mainstream" U.S. Government funds. The changes to the Fund's investment policies, which take effect on March 1, 1999, expand the types of U.S. Government securities in which the Fund may invest, and permit the Fund to invest up to 35% of its portfolio in non-U.S. Government, investment-grade securities such as mortgage-backed and asset-backed securities. The Fund may not invest in foreign securities.

The Fund's revised policies will enable it to diversify its portfolio investments more broadly and add value through sector rotation within the broad U.S. Government and asset-backed market, rather than solely through the anticipation of interest rate movements in the narrower full faith and credit market. The ability to invest in these sectors will allow the Fund to derive fuller advantage, to the benefit of its shareholders, from the resources and capabilities of Alliance's large fixed income research organization. In addition, such increased diversification will provide additional tools for preserving capital during periods of market volatility.

Thank you for your continued interest and investment in the Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting to you in the coming months.

Sincerely,



John D. Carifa
Chairman and President



Jeffrey S. Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES

                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund U.S. Government Portfolio seeks as high a level of current income as is consistent with prudent investment risk through investment primarily in U.S. Government securities.

INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

CLASS A SHARES
                              WITHOUT         WITH
                            SALES CHARGE   SALES CHARGE
                            ------------   ------------
One Year                       8.60%          3.94%
5 Years                        5.68%          4.77%
10 Years                       7.98%          7.51%
SEC Yield**                    4.93%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.80%          4.80%
5 Years                        4.90%          4.90%
Since Inception* (a)           6.38%          6.38%
SEC Yield**                    4.44%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.80%          6.80%
5 Years                        4.90%          4.90%
Since Inception*               5.12%          5.12%
SEC Yield**                    4.44%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/30/91 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
December 31, 1998.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


3


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (UNAUDITED)      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                         PRINCIPAL
                                          AMOUNT
                                           (000)             VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-113.7%
U.S. TREASURY SECURITIES-74.5%
U.S. TREASURY BONDS-56.4%
  8.00%, 11/15/21                         $ 13,000    $   17,381,390
  8.125%, 5/15/21                           49,100        66,238,846
  8.875%, 8/15/17                           54,000        76,063,860
  11.625%, 11/15/02                         46,500        57,601,875
  12.375%, 5/15/04                          35,000        47,512,500
  12.50%, 8/15/14                           65,150       104,657,611
  14.00%, 11/15/11                         110,900       175,689,998
                                                        ------------
                                                         545,146,080

U.S. TREASURY NOTES-15.0%
  4.625%, 11/30/00                          26,000        26,016,120
  8.75%, 8/15/00                           111,800       118,840,046
                                                        ------------
                                                         144,856,166

U.S. TREASURY STRIP-3.1%
  zero coupon, 2/15/19                      90,000        29,488,500

Total U.S. Treasury Securities
  (cost $702,904,204)                                    719,490,746

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-34.3%
Collateralized Mortgage Obligations
  Series 1997-8
  7.00%, 4/15/24                            16,000        16,100,000
  Series 1997-10 Cl.C
  9.50%, 4/16/25                            26,250        27,634,163
  Series 1997-11 Cl.C
  9.50%, 10/20/25                           28,052        29,551,099
                                                        ------------
                                                          73,285,262
Project Loans
  8.50%, 11/15/12-11/15/31                  14,327        15,322,464
Single Family Homes
  6.50%, 12/15/99                          100,000       101,000,000
  7.00%, 4/15/24-12/15/28                   89,557        91,628,477
  7.50%, 7/15/25                             1,279         1,318,680
  8.00%, 3/15/12                            42,101        43,508,934
  9.00%, 7/20/24-9/20/24                     4,391         4,664,083
                                                        ------------
                                                         242,120,174

Total Government National
Mortgage Association
  (cost $335,705,769)                                    330,727,900

FEDERAL AGENCY SECURITIES-4.9%
Financial Assistance Corp.
  9.50%, 4/16/04                            31,506        31,894,784
United States Agency for International
  Development
  7.11%, 2/01/12                            14,000        15,533,420

Total Federal Agency Securities
  (cost $51,267,597)                                      47,428,204

TOTAL INVESTMENTS-113.7%
  (cost $1,089,877,570)                                1,097,646,850
Other assets less liabilities-(13.7%)                   (132,395,210)

NET ASSETS-100%                                       $  965,251,640


See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,089,877,570)     $1,097,646,850
  Cash                                                               2,941,403
  Interest receivable                                               15,552,030
  Receivable for investments sold                                    8,316,304
  Receivable for capital stock sold                                  2,154,319
  Prepaid expenses                                                      39,816
  Total assets                                                   1,126,650,722

LIABILITIES
  Payable for investment securities purchased                      157,800,930
  Advisory fee payable                                               1,330,366
  Dividends payable                                                    944,800
  Payable for capital stock redeemed                                   910,438
  Distribution fee payable                                              75,013
  Accrued expenses                                                     337,535
  Total liabilities                                                161,399,082

NET ASSETS                                                      $  965,251,640

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      125,831
  Additional paid-in capital                                     1,163,248,245
  Distributions in excess of net investment income                  (1,771,694)
  Accumulated net realized loss on investment transactions        (204,114,791)
  Net unrealized appreciation of investments and other assets        7,764,049
                                                                  $965,251,640

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($396,102,039 / 51,656,159 shares of capital
     stock issued and outstanding)                                       $7.67
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $8.01

  CLASS B SHARES
  Net asset value and offering price per share
    ($425,325,945 / 55,430,039 shares of capital
    stock issued and outstanding)                                        $7.67

  CLASS C SHARES
  Net asset value and offering price per share
    ($143,823,656 / 18,744,726 shares of capital
    stock issued and outstanding)                                        $7.67


See notes to financial statements.


5


STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)

                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                         $36,596,515

EXPENSES
  Advisory fee                                     $ 2,658,187
  Distribution fee - Class A                           570,169
  Distribution fee - Class B                         2,078,030
  Distribution fee - Class C                           665,706
  Transfer agency                                      607,436
  Custodian                                             91,192
  Printing                                              73,476
  Audit and legal                                       60,968
  Administrative                                        57,872
  Registration                                          16,660
  Taxes                                                 16,122
  Directors' fees                                        6,506
  Miscellaneous                                          5,786
  Total expenses                                                     6,908,110
  Net investment income                                             29,688,405

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       5,733,139
  Net change in unrealized appreciation of
    investments and other assets                                     4,913,913
  Net gain on investment transactions                               10,647,052

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $40,335,457


See notes to financial statements.


6


STATEMENT OF CHANGES
IN NET ASSETS                      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                            SIX MONTHS ENDED
                                            DECEMBER 31, 1998    YEAR ENDED
                                                (UNAUDITED)     JUNE 30, 1998
                                            -----------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                        $ 29,688,405    $ 59,960,724
  Net realized gain on investment
    transactions                                  5,733,139       4,547,564
  Net change in unrealized appreciation
    (depreciation) of investments and other
    assets                                        4,913,913      17,676,067
  Net increase in net assets from operations     40,335,457      82,184,355

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                     (13,053,395)    (25,072,563)
    Class B                                     (12,730,045)    (27,489,182)
    Class C                                      (4,073,118)     (7,398,979)
  Tax return of capital
    Class A                                              -0-     (1,242,637)
    Class B                                              -0-     (1,362,408)
    Class C                                              -0-       (366,705)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                        97,378,246    (104,135,594)
  Total increase (decrease)                     107,857,145     (84,883,713)

NET ASSETS
  Beginning of year                             857,394,495     942,278,208
  End of period                                $965,251,640    $857,394,495


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (UNAUDITED)      ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


8


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate of .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately
 .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $57,872 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $446,115 for the six months ended December 31, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $18,466 from the sale of Class A shares and $5,377, $150,642 and $34,093 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,576,652, and $4,502,265 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of U.S. government obligations (excluding short-term investments) aggregated $1,224,698,960 and $948,448,054, respectively, for the six months ended December 31, 1998.

At December 31, 1998, the cost of investments for federal income tax purposes was $1,091,861,253. Accordingly, gross unrealized appreciation of investments was $20,486,600 and gross unrealized depreciation of investments was $14,701,003, resulting in net unrealized appreciation of $5,785,597.

At June 30, 1998, the Portfolio had a capital loss carryforward for federal income tax purposes of $208,384,247, of which $8,257,319 expires in the year 1999; $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005 and $3,736,379 expires in the year 2006.


NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                        ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    DEC. 31, 1998     JUNE 30,    DEC. 31, 1998     JUNE 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            8,095,351    10,804,046    $ 62,262,062   $  81,364,926
Shares issued in
  reinvestment of
  dividends and
  distributions          796,193     1,651,986       6,104,702      12,448,223
Shares converted
  from Class B         3,324,151     2,908,590      25,567,451      21,971,601
Shares redeemed       (7,152,325)  (16,621,353)    (54,933,751)   (125,182,615)
Net increase
  (decrease)           5,063,370    (1,256,731)   $ 39,000,464     $(9,397,865)

CLASS B
Shares sold           14,668,398     6,931,240    $112,883,819   $  52,278,662
Shares issued in
  reinvestment of
  dividends and
  distributions          803,250     1,813,058       6,162,007      13,660,347
Shares converted
  to Class A          (3,324,151)   (2,908,590)    (25,567,451)    (21,971,601)
Shares redeemed       (8,236,402)  (17,960,112)    (63,233,834)   (135,276,839)
Net increase
  (decrease)           3,911,095   (12,124,404)   $ 30,244,541   $ (91,309,431)

CLASS C
Shares sold            7,951,887     4,489,582    $ 61,315,194   $  34,077,964
Shares issued in
  reinvestment of
  dividends and
  distributions          325,106       651,004       2,494,740       4,904,415
Shares redeemed       (4,634,042)   (5,630,703)    (35,676,693)    (42,410,677)
Net increase
  (decrease)           3,642,951      (490,117)   $ 28,133,241   $  (3,428,298)


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 1998.


NOTE G: SUBSEQUENT EVENT
At a Special Meeting of Shareholders held on February 18, 1999, the Fund's shareholders overwhelmingly approved proposals to broaden the Fund's investment policies. These proposals, which had been developed by Alliance and recommended for shareholder approval by the Fund's Board of Directors, are designed to bring the Fund's investment policies more in line with those of "mainstream" U.S. Government funds. The changes to the Fund's investment policies, which take effect on March 1, 1999, expand the types of U.S. Government securities in which the Fund may invest, and permit the Fund to invest up to 35% of its portfolio in non-U.S. Government, investment-grade securities such as mortgage-backed and asset-backed securities. The Fund may not invest in foreign securities.


10


FINANCIAL HIGHLIGHTS               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                        YEAR ENDED JUNE 30,
                                               1998      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.57        $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(a)       .54(a)       .57(a)       .58          .64          .65
Net realized and unrealized gain (loss)
  on investment transactions                     .12          .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .38          .72          .47          .14          .77         (.15)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.28)        (.54)        (.57)        (.58)        (.65)        (.65)
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.28)        (.56)        (.58)        (.58)        (.65)        (.65)
Net asset value, end of period                 $7.67        $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.87%       10.02%        6.49%        1.74%       10.37%       (1.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $396,102     $352,749     $354,782     $397,894     $463,660     $482,595
Ratio of expenses to average net assets         1.07%(c)     1.06%        1.02%        1.01%        1.01%        1.02%
Ratio of net investment income to
  average net assets                            6.82%(c)     7.08%        7.66%        7.38%        8.27%        7.76%
Portfolio turnover rate                           97%         153%         330%         334%         190%         188%


See footnote summary on page 13.


11


FINANCIAL HIGHLIGHTS (CONTINUED)

                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                        YEAR ENDED JUNE 30,
                                               1998      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.57        $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(a)       .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .11          .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .35          .66          .42          .08          .71         (.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.25)        (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of period                 $7.67        $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.49%        9.20%        5.69%        1.01%        9.52%       (2.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $425,326     $390,253     $471,889     $628,628     $774,097     $756,282
Ratio of expenses to average net assets         1.78%(c)     1.76%        1.73%        1.72%        1.72%        1.72%
Ratio of net investment income to
  average net assets                            6.10%(c)     6.37%        6.95%        6.67%        7.57%        7.04%
Portfolio turnover rate                           97%         153%         330%         334%         190%         188%


See footnote summary on page 13.


12


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                            DECEMBER 31,                        YEAR ENDED JUNE 30,
                                               1998      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.57        $7.41        $7.52        $7.96        $7.83        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(a)       .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .11          .18         (.10)        (.44)         .14         (.81)
Net increase (decrease) in net asset
  value from operations                          .35          .66          .42          .08          .72         (.22)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                             -0-        (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.25)        (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of period                 $7.67        $7.57        $7.41        $7.52        $7.96        $7.83

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.49%        9.21%        5.69%        1.01%        9.67%       (2.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $143,824     $114,392     $115,607     $166,075     $181,948     $231,859
Ratio of expenses to average net assets         1.77%(c)     1.76%        1.72%        1.71%        1.71%        1.70%
Ratio of net investment income to
  average net assets                            6.09%(c)     6.38%        6.96%        6.68%        7.59%        6.97%
Portfolio turnover rate                           97%         153%         330%         334%         190%         188%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.


13


                                   ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


14


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Trust Portfolio
    Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


15


ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

USGSR